INCOME TAX - Schedule of reconciliation of the federal income tax rate to the effective tax rate (Details)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
INCOME TAX
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	4.66%	0.00%
Business combination expense	2.71%	0.00%
Valuation allowance	5.55%	6.30%
Income tax provision	33.92%	27.30%